================================================================================

LEONETTI & ASSOCIATES, INC.
PRIVATE FINANCIAL ADVISORS


LEONETTI FUNDS

LEONETTI BALANCED FUND

LEONETTI GROWTH FUND




ANNUAL REPORT

June 30, 2000


[LOGO]

                             LEONETTI BALANCED FUND

July, 2000

Dear Shareholder:

The second quarter proved to be a very tough environment for stock investing. The NASDAQ Composite witnessed the quickest and deepest pullback since 1974 - from the March 10th high to the May 24th low there was a drop of 41%.

By the end of June, slightly less than half of the decline had been recovered. For the first time in several years, stocks have been the worst performer among competing industry classes for the first half of the year. Even money market funds have done better than the S&P 500 so far.

Among the industry groups, the best performers for the first six months of this year were Biotechs, Semiconductors, Oil Service, REITS and Drugs. We also saw a resurgence in small and mid-capitalization stocks. The worst industry performers were the Internet and Retailers. Relative weakness in basic industry and cyclical stocks was consistent with the theme of economic slowing.

                              YEAR TO DATE PERFORMANCE*
                              -------------------------
Dow Industrials                         9.13%
NASDAQ Composite                        2.54%
S&P 500                                 1.00%
* without dividends

The Leonetti Balanced Fund (the "Fund") reflected the returns of the stock indices shown, with a drop of 2.31% for the first six months of this year. This trailed the Fund's benchmark, the Lipper Balanced Fund Index, which had a positive six-month return of 1.74%. This was due mostly to the strength in bonds, weakness in large capitalization growth stocks, and good returns in the small and mid-cap markets. Your Fund, which has provided fundholders with three consecutive calendar years (through 1999) of returns exceeding 20%, (average annual return since inception on August 1, 1995 through June 30, 2000 was 16.84%) has utilized a portfolio mix of large capitalization growth stocks, coupled with the short-term maturities for the fixed-income portion. For the past twelve months, your fund is up 11.81% compared to the 4.44% return of the Lipper Balanced Fund Index. Assets of the fund have grown to over $30 million.

The ten largest common stock holdings of the Leonetti Balanced Fund as of June 30, 2000 were, in order:

EMC Corp (EMC)
Sun Microsystems (SUNW)
Oracle (ORCL)
Intel Corp. (INTC)
General Electric (GE)
Cisco Systems (CSCO)
Citgroup (C)
American Home Products (AHP)
Northern Trust Corp. (NTRS)
America Online (AOL)

Our strategy will continue to focus on large capitalization growth stocks. We strongly believe that this is the area that will be the recipient of the large cash flows entering the market in the future, much as it has been in the past few years. The past several months of up and down moves with little follow through to the upside in the large-cap growth area is primarily the result of the significant gains that were achieved late last year. As the market has worked through much of the excess, many of these stocks are beginning to look very attractive once again.

Historically, the second half of presidential election years have been very positive. According to Sam Stovall, Senior Investment Strategist at Standard & Poors,

     "Keep in mind that we are just about to enter the second half of a presidential election year. Going back to 1960, there have been 10 elections, and there have been no negative returns in each of these 10 second halves. Also, the average return was twice that of the average years second half return during the entire period."

After experiencing the pain of the first half, not many investors would complain if this turned out to be the eleventh positive second half in a presidential election year.

Our target for the Dow this year remains at 12,750 with a possibility of reaching 13,100. The target is still attainable, but might become more difficult as the November election nears.

Cordially,


LEONETTI & ASSOCIATES, INC.

                             LEONETTI BALANCED FUND

          Value of $10,000 vs Wilshire 5000 + Salomon + US Treasury and Lipper Balanced Index

                           Average Annual Total Return
                           Period Ended June 30, 2000
                 1 Year.................................. 11.81%
                 3 Years ................................ 19.96%
                 Since Inception (8/1/95)................ 16.89%

                    Leonetti        Wilshire 5000 +         Lipper
                  Balanced Fund  Salomon + US Treasury   Balanced Index
                  -------------  ---------------------   --------------
        8/1/95       10,000            10,000                10,000
       9/30/95        9,940            10,375                10,354
      12/31/95       10,605            10,842                10,817
       3/31/96       10,936            11,187                11,059
       6/30/96       10,846            11,535                11,283
       9/30/96       10,856            11,821                11,579
      12/31/96       11,330            12,456                12,224
       3/31/97       11,218            12,509                12,277
       6/30/97       12,464            13,994                13,586
       9/30/97       13,709            15,030                14,465
      12/31/97       13,691            15,342                14,675
       3/31/98       14,993            16,736                15,834
       6/30/98       15,468            17,085                16,111
       9/30/98       14,387            16,014                15,183
      12/31/98       17,459            18,222                16,930
       3/31/99       18,506            18,628                17,201
       6/30/99       19,224            19,552                17,974
       9/30/99       19,212            18,760                17,229
      12/31/99       22,002            20,967                18,449
       3/31/00       22,787            21,671                18,999
       6/30/00       21,494            21,196                18,770

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Lipper Balanced Index is an equally weighted performance index of the largest qualifying funds in the Lipper category. The Wilshire 5000 + Salomon + US Treasury Index is a blend of the Wilshire 5000 Equity Index (65%), the Salomon Broad Investment Grade Bond Index (25%) and the 90-day U.S. Government Treasury Bill Yield (10%). The Wilshire 5000 measures the performance of all equity securities issued by companies with headquarters in the U.S. The Salomon Broad Index consists of U.S. Treasury and Government-sponsored agency bonds with a maturity of one year or longer. The indices are unmanaged and returns include reinvested dividends.

                              LEONETTI GROWTH FUND

July, 2000

Dear Shareholder:

The first half of the Year 2000 has been difficult for stock investors. The powerful advance of the fourth quarter of 1999 gave way to a significant decline in the NASDAQ. A drop of 41% from the March 10th high to the May 24th low. The Dow Industrial Average has also been suffering with slightly more than one-third of its thirty components trading at or near yearly lows. As you can see by the indices below, with the exception of a few industry groups, most groups have been pressured for the first six months of this year.

                               YEAR TO DATE PERFORMANCE*
                               -------------------------
Dow Industrials                        9.13%
NASDAQ Composite                       2.54%
S&P 500                                1.00%
* without dividends

The Leonetti Growth Fund (the "Fund") has struggled this year with a drop of 4.37%, compared to the S&P 500 dropping 0.47%. The Fund's cumulative total return since inception on September 1, 1999 was 20.5%, while the S&P 500 total return was 10.35% for the same period. The assets of the Fund have more than doubled since the beginning of the year. The assets as of June 30, 2000 are nearly $6.5 million.

Much of the skittishness in the stock market has revolved around higher inflation and interest rates. The sustained strength of the economy has seen the number of unemployed drop significantly, while the number of employed has swelled. As wonderful as this is, a growing fear among economists has developed: the fear that wage pressures will accelerate, which would accelerate the growth of inflation. For this reason many economists seem to be rejoicing over the tightening path that the Federal Reserve has followed over the past year. Six increases in interest rates by the Federal Reserve in the past twelve months has some others thinking the economy is at risk of falling into a mild recession. This is quite similar to the tightening schedule that was done in 1994. More recently, the sharp rise in oil prices has slowed the economy considerably and has put pressure on prices. At this point, it appears the Federal Reserve is on schedule for one last increase at their last meeting, which is at the end of August. That should be the last.

Our strategy remains investing in large capitalization growth stocks. We have favored the computer technology, telecommunications, financial and media sectors. These four sectors will not only benefit with higher stock prices, but will be the drivers for the economy as it continues to grow.

The Leonetti Growth Fund's ten largest stock holdings as of June 30, 2000 were, in order:

Intel Corp. (INTC)
EMC Corp. (EMC)
Sun Microsystems (SUNW)
American International Group (AIG)
Oracle Corp. (ORCL)
Veritas Software (VRTS)
Nortel Networks (NT)
Univision (UVN)
Cisco Systems (CSCO)
Morgan Stanley Dean Witter (MWD)

The second half of presidential election years have been very positive and much of the excess that had been built into many stocks early in the year has been worked out. As cash continues to flow into the financial markets, the large capitalization sector should receive the lion's share. Our outlook remains very positive for the remainder of the year.

Cordially,



LEONETTI & ASSOCIATES, INC.


                              LEONETTI GROWTH FUND
                        Value of $10,000 vs S&P 500 Index

                             Cumulative Total Return
                           Period Ended June 30, 2000
                     Since Inception (9/1/99)....... 20.50%

                            Leonetti Growth Fund     S&P 500 Index w/inc.
                            --------------------     --------------------
          9/1/99                  10,000                    10,000
         9/30/99                  10,190                     9,646
        10/31/99                  10,460                    10,256
        11/30/99                  11,270                    10,467
        12/31/99                  12,600                    11,081
         1/31/00                  12,200                    10,524
         2/29/00                  13,580                    10,325
         3/31/00                  13,420                    11,335
         4/30/00                  12,710                    10,994
         5/31/00                  11,550                    10,769
         6/30/00                  12,050                    11,035

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The S&P 500 index is unmanaged and returns include reinvested dividends.

                             LEONETTI BALANCED FUND

SCHEDULE OF INVESTMENTS at June 30, 2000

SHARES                                                                  VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 64.0%

COMMERCIAL SERVICES: 2.7%
 20,000 Paychex, Inc.                                               $    840,000
                                                                    ------------
COMPUTERS - HARDWARE: 6.0%
 20,000 Sun Microsystems, Inc.*                                        1,818,750
                                                                    ------------
COMPUTERS - MEMORY DEVICES: 8.1%
 32,000 EMC Corp.*                                                     2,462,000
                                                                    ------------
COMPUTERS - NETWORKING PRODUCTS: 4.2%
 20,000 Cisco Systems, Inc.*                                           1,271,250
                                                                    ------------
COMPUTERS - SOFTWARE: 5.5%
 20,000 Oracle Corp.*                                                  1,681,250
                                                                    ------------
CONSUMER SERVICES: 1.3%
 10,000 Walt Disney Co. (The)                                            388,125
                                                                    ------------
DIVERSIFIED FINANCIAL SERVICES: 4.0%
 20,000 Citigroup, Inc.                                                1,205,000
                                                                    ------------
DIVERSIFIED OPERATIONS: 4.2%
 24,000 General Electric Co.                                           1,272,000
                                                                    ------------
DRUGS & PHARMACEUTICALS: 3.9%
 20,000 American Home Products Corp.                                   1,175,000
                                                                    ------------
ELECTRONIC COMPONENTS - SEMICONDUCTORS: 4.4%
 10,000 Intel Corp.                                                    1,336,875
                                                                    ------------
FINANCE - INVESTMENT BANKERS/BROKERS: 2.3%
  6,000 Merrill Lynch & Co., Inc.                                        690,000
                                                                    ------------
INTERNET SOFTWARE: 2.8%
 16,000 America Online, Inc.*                                            844,000
                                                                    ------------
LEISURE & RECREATION PRODUCTS: 2.5%
 20,000 Harley-Davidson, Inc.                                            770,000
                                                                    ------------
MEDIA - NEWSPAPERS/CABLE TV: 1.8%
 16,000 Tribune Co.                                                      560,000
                                                                    ------------
RETAIL - BUILDING PRODUCTS: 1.6%
 10,000 Home Depot, Inc. (The)                                           499,375
                                                                    ------------
RETAIL - DISCOUNT: 1.9%
 10,000 Wal-Mart Stores, Inc.                                            576,250
                                                                    ------------
SUPER - REGIONAL BANKS: 3.2%
 15,000 Northern Trust Corp.                                             975,938
                                                                    ------------
TELECOMMUNICATIONS - EQUIPMENT: 3.6%
 10,368 Lucent Technologies, Inc.                                        614,304
 10,000 Nokia Corp.-Sponsored ADR                                        499,375
                                                                    ------------
                                                                       1,113,679
                                                                    ------------
TOTAL COMMON STOCKS
   (cost 11,382,001)                                                  19,479,492
                                                                    ------------
PRINCIPAL
 AMOUNT
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS: 31.4%
$  800,000 U.S. Treasury Note,
             4.50%, 9/30/2000                                            796,751
 1,000,000 U.S. Treasury Note,
             4.625%, 11/30/2000                                          993,125
   500,000 U.S. Treasury Note,
             4.625%, 12/31/2000                                          495,625
   800,000 U.S. Treasury Note,
             5.00%, 2/28/2001                                            792,750
   500,000 U.S. Treasury Note,
             5.25%, 1/31/2001                                            496,875
 1,000,000 U.S. Treasury Note,
             5.25%, 5/31/2001                                            989,375
   500,000 U.S. Treasury Note,
             5.50%, 8/31/2001                                            494,219
 1,300,000 U.S. Treasury Note,
             5.875%, 11/30/2001                                        1,289,032
   400,000 U.S. Treasury Note,
             6.125%, 7/31/2000                                           400,250
 1,000,000 U.S. Treasury Note,
             6.25%, 10/31/2001                                           996,875
   800,000 U.S. Treasury Note,
             6.25%, 1/31/2002                                            797,250
 1,000,000 U.S. Treasury Note,
             6.375%, 9/30/2001                                           998,438
                                                                    ------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (cost $9,576,234)                                                    9,540,565
                                                                    ------------

                       LEONETTI BALANCED FUND

PRINCIPAL
 AMOUNT                                                                VALUE
--------------------------------------------------------------------------------
 REPURCHASE AGREEMENT: 4.5%
$1,362,000  Firstar Bank Repurchase Agreement, 4.25%,
            dated 06/30/2000, due 07/03/2000,
            [collateralized by $1,389,197 FHLMC ARM,
            6.311% due 09/01/2029] (value of proceeds
            $1,362,482) (cost $1,362,000)                           $  1,362,000
                                                                    ------------
TOTAL INVESTMENTS IN SECURITIES
   (cost $22,320,235+): 99.9%                                         30,382,057
Other Assets less Liabilities: 0.1%                                       32,090
                                                                    ------------
NET ASSETS: 100.0%                                                  $ 30,414,147
                                                                    ============

ADR - American Depositary Receipt.

*    Non-income producing security.

+ At June 30, 2000, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

     Gross unrealized appreciation                                  $ 8,269,431
     Gross unrealized depreciation                                     (207,609)
                                                                    -----------
     Net unrealized appreciation                                    $ 8,061,822
                                                                    ===========

See accompanying notes to financial statements.

                        LEONETTI GROWTH FUND

SCHEDULE OF INVESTMENTS at June 30, 2000

SHARES                                                                 VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 98.2%

BANKING: 2.9%
  4,000 Bank of New York Co., Inc.                                  $    186,000
                                                                    ------------
BEVERAGES: 1.8%
  4,000 Pepsi Bottling Group, Inc.                                       116,750
                                                                    ------------
BROADCAST MEDIA: 1.2%
  2,500 Fox Entertainment Group, Inc.
        - Class A*                                                        75,937
                                                                    ------------
COMMERCIAL SERVICES: 2.6%
  4,000 Paychex, Inc.                                                    168,000
                                                                    ------------
COMPUTERS - HARDWARE: 5.6%
  4,000 Sun Microsystems, Inc.*                                          363,750
                                                                    ------------
COMPUTERS - MEMORY DEVICES: 10.3%
  5,000 EMC Corp.*                                                       384,688
  2,500 VERITAS Software Corp.*                                          282,539
                                                                    ------------
                                                                         667,227
                                                                    ------------
COMPUTERS - NETWORKING PRODUCTS: 3.9%
  4,000 Cisco Systems, Inc.*                                             254,250
                                                                    ------------
COMPUTERS - SOFTWARE: 5.2%
  4,000 Oracle Corp.*                                                    336,250
                                                                    ------------
CONSUMER SERVICES: 2.4%
  4,000 Walt Disney Co. (The)                                            155,250
                                                                    ------------
DATA PROCESSING: 3.1%
  4,000 First Data Corp.                                                 198,500
                                                                    ------------
DIVERSIFIED FINANCIAL SERVICES: 7.6%
  4,000 Citigroup, Inc.                                                  241,000
  3,000 Morgan Stanley Dean Witter & Co.                                 249,750
                                                                    ------------
                                                                         490,750
                                                                    ------------
DIVERSIFIED OPERATIONS: 3.7%
  4,500 General Electric Co.                                             238,500
                                                                    ------------
DRUGS & PHARMACEUTICALS: 6.6%
  4,000 American Home Products Corp.                                     235,000
  4,000 Pfizer, Inc.                                                     192,000
                                                                    ------------
                                                                         427,000
                                                                    ------------
ELECTRONIC COMPONENTS: 3.1%
  4,000 Celestica, Inc.*                                                 198,500
                                                                    ------------
ELECTRONIC COMPONENTS - SEMICONDUCTORS: 8.2%
  4,000 Intel Corp.                                                      534,750
                                                                    ------------
ELECTRONICS: 3.2%
  3,000 Texas Instruments, Inc.                                          206,063
                                                                    ------------
FINANCE - INVESTMENT BANKERS/BROKERS: 0.9%
   500 Merrill Lynch & Co., Inc.                                          57,500
                                                                    ------------
INSURANCE - MULTILINE: 5.4%
  3,000 American International Group, Inc.                               352,500
                                                                    ------------
INTERNET SOFTWARE: 1.9%
  2,500 Broadvision, Inc.*                                               127,031
                                                                    ------------
LEISURE & RECREATION PRODUCTS: 2.4%
  4,000 Harley-Davidson, Inc.                                            154,000
                                                                    ------------
SCHOOLS: 1.7%
  4,000 Apollo Group, Inc. - Class A*                                    112,000
                                                                    ------------
TELECOMMUNICATIONS: 2.6%
  4,000 BellSouth Corp.                                                  170,500
                                                                    ------------
TELECOMMUNICATIONS - EQUIPMENT: 7.9%
  4,800 Nokia Corp. - Sponsored ADR                                      239,700
  4,000 Nortel Networks Corp.                                            273,000
                                                                    ------------
                                                                         512,700
                                                                    ------------
TELEVISION: 4.0%
  2,500 Univision Communications, Inc.*                                  258,750
                                                                    ------------
TOTAL COMMON STOCKS
    (cost 5,832,673)                                                   6,362,458
                                                                    ------------
8

                        LEONETTI GROWTH FUND

PRINCIPAL
 AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT: 2.1%
$136,000 Firstar Bank Repurchase Agreement, 4.25%
         dated 06/30/2000, due 07/03/2000
         [collateralized by $138,715 FHLMC ARM,
         6.311% due 09/01/2029] (value of proceeds
         $136,048) (cost $136,000)                                 $    136,000
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
        (cost $5,968,673+): 100.3%                                    6,498,458
Liabilities in excess of Other Assets: (0.3)%                           (16,647)
                                                                   ------------
NET ASSETS: 100.0%                                                 $  6,481,811
                                                                   ============
ADR - American Depositary Receipt.

*    Non-income producing security.

+ At June 30, 2000, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

         Gross unrealized appreciation                        $    713,826
         Gross unrealized depreciation                            (184,041)
                                                              ------------
         Net unrealized appreciation                          $    529,785
                                                              ============

See accompanying Notes to Financial Statements.

                               LEONETTI FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at June 30, 2000

                                                                         Balanced          Growth
                                                                           Fund             Fund
                                                                        -----------      ----------
ASSETS
 Investments in securities, at value
   (cost $22,320,235 and $5,968,673) ...........................        $30,382,057      $6,498,458
 Cash ..........................................................              1,348             697
 Receivables:
   Dividends and interest ......................................            116,358             156
   Fund shares sold ............................................                101           1,804
 Prepaid expenses ..............................................              5,218           9,977
 Deferred organization costs ...................................              1,082              --
                                                                        -----------      ----------
        Total assets ...........................................         30,506,164       6,511,092
                                                                        -----------      ----------
LIABILITIES
 Payables:
   Fund shares redeemed ........................................             45,165              --
   Due to advisor ..............................................             24,750           3,971
   Administration fees .........................................              5,497           2,438
   Accrued expenses ............................................             16,605          22,872
                                                                        -----------      ----------
        Total liabilities ......................................             92,017          29,281
                                                                        -----------      ----------
   NET ASSETS ..................................................        $30,414,147      $6,481,811
                                                                        ===========      ==========
   NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
    ($30,414,147/1,710,330 and $6,481,811/537,779 shares
    outstanding; unlimited number of shares authorized
    without par value) ..........................................       $     17.78      $    12.05
                                                                        ===========      ==========
COMPONENTS OF NET ASSETS
  Paid-in capital ...............................................       $21,302,814      $6,490,992
  Accumulated net investment income .............................            80,491              --
  Accumulated net realized gain (loss) on investments............           969,020
  Net unrealized appreciation on investments ....................         8,061,822         529,785
                                                                        -----------      ----------
        Net assets...............................................       $30,414,147      $6,481,811
                                                                        ===========      ==========

See accompanying Notes to Financial Statements.

                               LEONETTI FUNDS

STATEMENTS OF OPERATIONS For the Period Ended June 30, 2000

                                                                             Balanced          Growth
                                                                               Fund             Fund*
                                                                            ----------       ---------
INVESTMENT INCOME
  Income
    Interest ............................................................   $  467,214       $  16,125
    Dividends ...........................................................       81,169           8,731
    Other ...............................................................       12,247              --
                                                                            ----------       ---------
        Total income ....................................................      560,630          24,856
                                                                            ----------       ---------
  Expenses
    Advisory fees .......................................................      274,935          30,560
    Administration fees .................................................       59,580          24,904
    Fund accounting fees ................................................       24,732          13,695
    Transfer agent fees .................................................       22,751          12,526
    Audit fees ..........................................................       17,226          14,498
    Custody fees ........................................................       13,630           7,999
    Reports to shareholders .............................................        9,318           2,096
    Trustee fees ........................................................        6,841           2,803
    Deferred organization expense .......................................        6,017              --
    Legal fees ..........................................................        3,813           2,212
    Registration expense ................................................        2,249          13,067
    Miscellaneous .......................................................        1,749           1,057
    Insurance expense ...................................................          754             193
                                                                            ----------       ---------
       Total expenses ...................................................      443,595         125,610
       Less: fees waived and expenses absorbed ..........................           --         (64,244)
                                                                            ----------       ---------
       Net expenses .....................................................      443,595          61,366
                                                                            ----------       ---------
         NET INVESTMENT INCOME (LOSS) ...................................      117,035         (36,510)
                                                                            ----------       ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on investments ...............................      932,687        (538,966)
  Net unrealized appreciation on investments ............................    1,836,455         529,785
                                                                            ----------       ---------
     Net realized and unrealized gain (loss) on investments .............    2,769,142          (9,181)
                                                                            ----------       ---------
         NET INCREASE (DECREASE) IN NET ASSETS
          RESULTING FROM OPERATIONS .....................................   $2,886,177       $ (45,691)
                                                                            ==========       =========

* Commenced operations on September 1, 1999.

See accompanying Notes to Financial Statements.

                             LEONETTI BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                 Year Ended       Year Ended
                                                                June 30, 2000    June 30, 1999
                                                                ------------     ------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment income ....................................    $    117,035     $     65,238
  Net realized gain on investments .........................         932,687          676,378
  Net unrealized appreciation on investments ...............       1,836,455        3,510,644
                                                                ------------     ------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS....       2,886,177        4,252,260
                                                                ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ...............................         (68,992)         (59,358)
  From net realized gain ...................................        (675,334)      (1,019,875)
                                                                ------------     ------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS ....................        (744,326)      (1,079,233)
                                                                ------------     ------------

CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from
    net change in outstanding shares .......................       4,204,474        5,397,710
                                                                ------------     ------------
    TOTAL INCREASE IN NET ASSETS ...........................       6,346,325        8,570,737


NET ASSETS
  Beginning of year ........................................      24,067,822       15,497,085
                                                                ------------     ------------
  END OF YEAR ..............................................    $ 30,414,147     $ 24,067,822
                                                                ============     ============
Accumulated net investment income ..........................    $     80,491     $     32,448
                                                                ============     ============

(a)  A summary of capital share transactions is as follows:

                                          Year Ended                   Year Ended
                                        June 30, 2000                June 30, 1999
                                    ------------------------     ------------------------
                                     Shares         Value         Shares         Value
                                    --------     -----------     --------     -----------
Shares sold                          354,229     $ 6,196,803      365,405     $ 5,421,234
Shares issued in reinvestment
  of distributions                    41,794         743,508       78,386       1,074,676
Shares redeemed                     (158,912)     (2,735,837)     (75,553)     (1,098,200)
                                    --------     -----------     --------     -----------
Net increase                         237,111     $ 4,204,474      368,238     $ 5,397,710
                                    ========     ===========     ========     ===========

See accompanying Notes to Financial Statements.

                         LEONETTI GROWTH FUND

 STATEMENT OF CHANGES IN NET ASSETS at June 30, 2000

                                                              September 1, 1999*
                                                                    Through
                                                                 June 30, 2000
                                                                 -------------
INCREASE (DECREASE) IN NET ASSETS FROM:


OPERATIONS
  Net investment loss                                             $   (36,510)
  Net realized loss on investments                                   (538,966)
  Net unrealized appreciation on investments                          529,785
                                                                  -----------
    NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              (45,691)
                                                                  -----------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from net change
    in outstanding shares (a)                                       6,527,502
                                                                  -----------
TOTAL INCREASE IN NET ASSETS                                        6,481,811

NET ASSETS
Beginning of period                                                        --
                                                                  -----------
END OF PERIOD                                                     $ 6,481,811
                                                                  ===========

(a)  A summary of capital share transactions is as follows:

                                                         September 1, 1999*
                                                              Through
                                                           June 30, 2000
                                                      -------------------------
                                                       Shares           Value
                                                      --------      -----------
Shares sold                                            543,925      $ 6,600,930
Shares redeemed                                         (6,146)         (73,428)
                                                      --------      -----------
Net increase                                           537,779      $ 6,527,502
                                                      ========      ===========

* Commencement of operations.

See accompanying Notes to Financial Statements.

                             LEONETTI BALANCED FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period

                                                                         Year Ended June 30,           August 1, 1995*
                                                              ---------------------------------------     Through
                                                                2000      1999       1998       1997   June 30, 1996
                                                              -------   -------    -------    -------     -------
Net asset value, beginning of period .....................    $ 16.34   $ 14.02    $ 12.31    $ 10.80     $ 10.00
                                                              -------   -------    -------    -------     -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ..................................       0.07      0.05       0.05       0.06        0.09
  Net realized and unrealized gain
    on investments .......................................       1.86      3.18       2.75       1.54        0.76
                                                              -------   -------    -------    -------     -------
Total from investment operations .........................       1.93      3.23       2.80       1.60        0.85
                                                              -------   -------    -------    -------     -------
LESS DISTRIBUTIONS:
  From net investment income .............................      (0.05)    (0.05)     (0.03)     (0.09)      (0.05)
  From net realized gain .................................      (0.44)    (0.86)     (1.06)        --          --
                                                              -------   -------    -------    -------     -------
Total distributions ......................................      (0.49)    (0.91)     (1.09)     (0.09)      (0.05)
                                                              -------   -------    -------    -------     -------
Net asset value, end of period ...........................    $ 17.78   $ 16.34    $ 14.02    $ 12.31     $ 10.80
                                                              =======   =======    =======    =======     =======

Total return .............................................      11.81%    24.28%     24.10%     14.91%       8.46%++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions) ...................    $  30.4   $  24.1    $  15.5    $  11.3     $  10.1
  Ratio of expenses to average net assets ................       1.61%     1.77%      1.99%      2.29%       2.26%+
  Ratio of net investment income to average net assets....       0.43%     0.35%      0.40%      0.47%       1.02%+


  Portfolio turnover rate ................................      88.76%    81.16%     89.51%    119.75%      42.16%++

*   Commencement of operations
+   Annualized.
++  Not annualized.

See accompanying Notes to Financial Statements.

                              LEONETTI GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period


                                                              September 1, 1999*
                                                                   Through
                                                                 June 30, 2000
                                                                 -------------
Net asset value,  beginning of period ........................      $ 10.00
                                                                    -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss ........................................        (0.07)
  Net realized and unrealized gain on investments ............         2.12
                                                                    -------

Total from investment operations .............................         2.05
                                                                    -------

Net asset value, end of period ...............................      $ 12.05
                                                                    =======
Total return .................................................        20.50%++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions) .......................      $   6.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed ...................         4.09%+
  After fees waived and expenses absorbed ....................         2.00%+

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed ...................        (3.28%)+
  After fees waived and expenses absorbed ....................        (1.19%)+


Portfolio turnover rate ......................................       193.89%++

*  Commencement of operations.
+  Annualized.
++ Not annualized.

See accompanying Notes to Financial Statements.

                                 LEONETTI FUNDS

NOTES TO FINANCIAL STATEMENTS


NOTE 1 - ORGANIZATION

     The Leonetti Balanced Fund and the Leonetti Growth Fund (the "Funds") are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust") which is registered under the Investment
Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Leonetti Balanced Fund and the Leonetti Growth Fund began operations on August 1, 1995 and September 1, 1999, respectively. The investment objective of the Leonetti Balanced Fund is to seek total return through a combination of income and capital growth, consistent with preservation of capital. The investment objective of the Leonetti Growth Fund is long-term growth of capital.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Securities traded on a national securities exchange, or Nas-daq are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.

          U.S. Government securities with less than 60 days remaining to maturity when acquired by the Funds are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60 day period that this amortized cost basis does not represent fair value. Short-term investments are stated at cost which, when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provisions are required.

          At June  30,  2000,  the  Leonetti  Growth  Fund  has a  capital  loss
          carryforward  of  approximately   $538,966   expiring  June  30,  2008
          available to offset future gains, if any.

                                 LEONETTI FUNDS

     C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. DEFERRED ORGANIZATION COSTS. The Leonetti Balanced Fund incurred expenses of $30,000 in connection with its organization. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced operations.

     E. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     F. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Funds account and report for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2:
          DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES. For the period ended June 30, 2000, the Leonetti Growth Fund decreased paid-in-capital by $36,510 due to the Fund experiencing a net investment loss during the period. Accumulated net realized loss on investments and net assets were not affected by these changes.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     Leonetti & Associates, Inc. (the "Advisor") provides the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% of the average daily net assets of the Funds. For the periods ended June 30, 2000, the Leonetti
Balanced Fund and the Leonetti Growth Fund incurred $274,935 and $30,560, respectively, in advisory fees.

     The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit the Leonetti Growth Fund's total operating expenses by reducing all or portion of its fees and reimbursing the Fund for expenses, excluding interest and tax expenses, so that its ratio of expenses to average net assets will

                              LEONETTI FUNDS
not exceed 2.00%. In the case of the Fund's initial period of operations, any fee waived or voluntarily reduced and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, anytime before the end of the fifth fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. For the period ended June 30, 2000, the advisor waived $30,560 in fees and absorbed expenses of $23,739. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Funds' administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds' custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

     Under $15 million             $30,000
     $15 to $50 million            0.20% of average daily net assets
     $50 to $100 million           0.15% of average daily net assets
     $100 to $150 million          0.10% of average daily net assets
     Over $150 million             0.05% of average daily net assets

     For the periods ended June 30, 2000, the Leonetti Balanced Fund and the Leonetti Growth Fund incurred $59,580 and $24,904 in administration fees, respectively. The Administrator waived $9,945 of administration fees for the Leonetti Growth Fund.

     First Fund Distributors, Inc. (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and the Distributor.

                               LEONETTI FUNDS

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from the sale of securities for the periods ended June 30, 2000, excluding U.S. Government obligations and short-term investments, were $21,125,588 and $20,642,202, respectively, for the Leonetti Balanced Fund and $12,726,932, and $6,355,293, respectively, for the Leonetti Growth Fund.

     The cost of purchases and the proceeds from sales of U.S. Government obligations, excluding short-term investments, for the year ended June 30, 2000 were $5,662,486 and $0, respectively, for the Leonetti Balanced Fund.

NOTE 5 - REPURCHASE AGREEMENTS

     The Funds may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the
Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Funds will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the respective Fund in each agreement, and the Funds will make payment of for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

     If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders of
Leonetti Balanced Fund and Leonetti Growth Fund and the Board of
Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Leonetti Balanced Fund and Leonetti Growth Fund (the "Funds") (two of the portfolios constituting the series of Professionally Managed Portfolios), as of June 30, 2000, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Leonetti Balanced Fund and Leonetti Growth Fund as of June 30, 2000, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods referred to above in conformity with accounting principles generally accepted in the United States.


                                        /s/ Ernst + Young LLP

Los Angeles, California
July 31, 2000

================================================================================

                                     ADVISOR
                           LEONETTI & ASSOCIATES, INC.
                     1130 Lake Cook Road, Suite 300 Buffalo
                                 Grove, IL 60089

                                   DISTRIBUTOR
                     FIRST FUND DISTRIBUTORS, INC. 4455 East
                            Camelback Rd., Suite 261E
                                Phoenix, AZ 85018

                                    CUSTODIAN
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                                425 Walnut Street
                              Cincinnati, OH 45202

                                 TRANSFER AGENT
                          AMERICAN DATA SERVICES, INC.
                           P.O. Box 5536 Hauppauge, NY
                            11788-0132 (800) 282-2340

                                    AUDITORS
                           ERNST & YOUNG LLP 725 South
                         Figueroa Street Los Angeles, CA
                                      90017

                                  LEGAL COUNSEL
              PAUL, HASTINGS, JANOFSKY & WALKER, LLP 345 California
                   Street, 29th Floor San Francisco, CA 94104


================================================================================
This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.